SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
     ☐      Preliminary Proxy Statement
     ☐      Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
     ☐      Definitive Proxy Statement
     ☑      Definitive Additional Materials
     ☐      Soliciting Material Pursuant to Rule 14a-12
THE DIVERSIFIED INVESTORS FUNDS GROUP
THE DIVERSIFIED INVESTORS FUNDS GROUP II
DIVERSIFIED INVESTORS STRATEGIC VARIABLE FUNDS
DIVERSIFIED INVESTORS PORTFOLIOS

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

TELEPHONE SCRIPT FOR COMPUTERSHARE FUND SERVICES
OPENING FOR ALL SCENARIOS:
If Shareholder is an Individual:
Hello, my name is                     . May I please speak with                     ? I’m calling regarding your current investment in the [Name of Fund(s)] that you hold through your retirement account. Briefly, I wanted to be sure you received a proxy statement and proxy card for the Special Meeting of Shareholders to be held on October 30, 2007. Has that arrived? For confirmation purposes, may I please have your city, state, and zip code? Thank you.
If Shareholder is a Corporation or other entity:
Hello. My name is                     . May I please speak with                     ? I’m calling regarding [Name of Fund(s)], an available investment within your company’s retirement plan. Briefly, I wanted to be sure you received a proxy statement and proxy card for the Special Meeting of Shareholders to be held on October 30, 2007. Has that arrived? For confirmation purposes, may I please have your full name and title? Are you authorized to vote this account on behalf of your company’s retirement plan?
SCENARIO 1:
If Shareholder says that they HAVE NOT received the proxy statement and proxy card:
Step 1:
I would like to mail you another set of proxy materials. Are you still located at (address)?
You should receive your materials within 7 to 10 business days.
Step 2:
I would like to leave you with our toll free number. If you have any questions or would like to vote over the phone after you receive your proxy statement, please call {CFS toll free at                      }. When calling, please refer to record #                     . Our hours of operation are from 9 am to 11 pm Eastern Time, Monday through Friday, and 12 pm to 6 pm on Saturday. Thank you for your time. Have a nice day/evening!
After Shareholder Response: Thank you for your time. Have a nice day/evening!
SCENARIO 2:
If Solicitor reaches Answering Machine:
This message is to remind you that a Special Meeting of Shareholders of the [Name of Fund(s)] is scheduled for October 30, 2007. You should have received a proxy statement in the mail. If you have received it, to quickly vote your shares over the telephone, simply call                     . When calling please refer to record #                     . Representatives are available until 11 pm Eastern time, Monday through Friday, and 12 pm to 6 pm on Saturday and will be happy to assist. If for any reason you have not received it, call us at and we will send you another. Your vote is important! Thank you.
SCENARIO 3:
Step 1:
A. If Shareholder says that they HAVE received the proxy statement and proxy card:
Have you had a chance to return your proxy card yet?
Step 2:
B. If Shareholder says that they HAVE returned the proxy card:
For whatever reason, that vote has not yet registered. To ensure that your vote is registered for the upcoming meeting, I can quickly assist you with that over the phone today.
Step 3:
C. If Shareholder says that they DO NOT want to place a vote over the phone:
Mr./Ms.                     , your vote is important to the fund. It will only take a moment of your time to ensure that your vote is registered. The Board recommends a vote in favor of each proposal. Would you like to register a vote along with the recommendation of your Board on all proposals or would you prefer to vote separately on each proposal?

If YES-follow step 4E.
If NO-follow step 4F.
D. If Shareholder says that they DO want to place a vote over the phone:
The Board recommends a vote in favor of each proposal. Would you like to register a vote along with the recommendation of your Board on all proposals or would you prefer to vote separately on each proposal?
Step 4:
E. If Shareholder DOES want to vote with the Board:
I am recording your vote for each proposal and will send you a printed confirmation to (address). Please review your confirmation when you receive it and call {CFS toll free} immediately if your voting instructions are not correctly reflected in the confirmation. For confirmation purposes, may I have the city, state and zip code that we’ll be mailing your confirmation to?
E(1.) If the account has duplicates:
Mr./Ms.                     , I see that you have additional account holding investments in (list all fund names).
Have you received the proxy statements and proxy cards for these accounts?
If YES–ask if shareholder would like to vote the accounts.
If NO–CONFIRM ADDRESS AND REMAIL PROXY MATERIALS.
E(2.) After Shareholder Response:
Thank you for your time and your vote. Have a nice day/evening!
F. If Shareholder DOES NOT want to vote with the Board:
Would you like to review the proposals now and then place your vote?
F(1.) If Shareholder DECLINES to vote:
Thank you for your time. We will look forward to receiving your vote. Have a nice day/evening!
F(2.) If Shareholder AGREES to vote:
READ each proposal directly from the proxy statement and answer any questions about the process of submitting a proxy or voting.
The Board recommends a vote in favor of each proposal. How would you like to register your vote?
F(2.)A. If Shareholder DECLINES to Vote:
Thank you for your time. We will look forward to receiving your vote. Have a nice day/evening!
F(2.)B. If Shareholder AGREES to Vote:
I am recording your vote and will send you a printed confirmation to (address). Please review your confirmation when you receive it and call {CFS toll free} immediately if your voting instructions are not correctly reflected in the confirmation. For confirmation purposes, may I have the city, state and zip code that we’ll be mailing your confirmation to?
If the account has duplicates:
Mr./Ms.                     , I see that you have additional accounts holding investments in (list all fund names). Have you received the proxy statements and proxy cards for these accounts?
If YES–ask if shareholder would like to vote the accounts.
If NO–CONFIRM ADDRESS AND REMAIL PROXY MATERIALS.
After Shareholder Response:
Thank you for your time and your vote. Have a nice day/evening!
SCENARIO 4:
Step 1:
A. If Shareholder says that they HAVE received the proxy statement and proxy card:
Have you had a chance to return your proxy card?
Step 2:
B. If Shareholder says that they HAVE NOT yet returned the proxy card:
To ensure your vote is registered for the upcoming meeting I can quickly assist you with that over the phone today.
Step 3:
C. If Shareholder says that they DO NOT want to place a vote over the phone:

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Mr./Ms.                     , your vote is important to the fund. It will only take a moment of your time to ensure that your vote is registered. The Board recommends a vote in favor of each proposal. Would you like to register a vote along with the recommendation of your Board on all proposals or would you prefer to vote separately on each proposal?
If YES–follow step 4E.
If NO–follow step 4F.
D. If Shareholder says that they DO want to place a vote over the phone:
The Board recommends a vote in favor of each proposal. Would you like to register a vote along with the recommendation of your Board on all proposals or would you prefer to vote separately on each proposal?
Step 4:
E. If Shareholder DOES want to vote with the Board:
I am recording your vote for each proposal and will send you a printed confirmation to (address). Please review your confirmation when you receive it and call {CFS toll free} immediately if your voting instructions are not correctly reflected in the confirmation. For confirmation purposes, may I have the city, state and zip code that we’ll be mailing your confirmation to?
E(1.) If the account has duplicates:
Mr./Ms.                     , I see that you have additional accounts holding investments in (list all fund names).
Have you received the proxy statements and proxy cards for these accounts?
If YES–ask if shareholder would like to vote the accounts.
If NO–CONFIRM ADDRESS AND REMAIL PROXY MATERIALS.
E(2.) After Shareholder Response:
Thank you for your time and your vote. Have a nice day/evening!
F. If Shareholder DOES NOT want to vote with the Board:
Would you like to review the proposals now and then place your vote?
F(1.) If Shareholder DECLINES to vote:
I would like to leave you with our toll free number. If you have any questions or would like to vote over the phone, please call {CFS toll free}. When calling, please refer to record # . Our hours of operation are from 9 am to 11 pm Eastern Time, Monday through Friday, and 12 pm to 6 pm on Saturday. Thank you for your time. Have a nice day/evening!
F(2.) If Shareholder AGREES to vote:
READ each proposal directly from the proxy statement and answer any questions about the process of submitting a proxy or voting.
The Board recommends a vote in favor of each proposal. How would you like to register your vote?
F(2.)A. If Shareholder DECLINES to Vote:
I would like to leave you with our toll free number. If you have any questions or would like to vote over the phone, please call {CFS toll free}. When calling, please refer to record # . Our hours of operation are from 9 am to 11 pm Eastern Time, Monday through Friday, and 12 pm to 6 pm on Saturday.
Thank you for your time. Have a nice day/evening!
F(2.)B. If Shareholder AGREES to Vote:
I am recording your vote and will send you a printed confirmation to (address). Please review your confirmation when you receive it and call {CFS toll free} immediately if your voting instructions are not correctly reflected in the confirmation. For confirmation purposes, may I have the city, state and zip code that we’ll be mailing your confirmation to?
If the account has duplicates:
Mr./Ms.                     , I see that you have additional accounts holding investments in (list all fund names). Have you received the proxy statements and proxy cards for these accounts?
If YES–ask if shareholder would like to vote the accounts.
If NO–CONFIRM ADDRESS AND REMAIL PROXY MATERIALS.
After Shareholder Response:
Thank you for your time and your vote. Have a nice day/evening!

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